Exhibit 99.1

Pacific Blue Energy Corp. Acquires Modeling Software for Photovoltaic Projects

PHOENIX, May 17 /PRNewswire-FirstCall/ - Pacific Blue Energy Corp. (OTCBB:PBEC.ob - News), a publicly traded developer of renewable energy projects, today announced that it has implemented an economic and financial analysis tool specifically designed for wholesale solar Photovoltaic projects. The Competitive Energy Insight, Inc. (CEI) software is suited to perform competitive project and market evaluations of projects in order to utilize Investment Tax Credits and Renewable Energy Credits, as well as complex partnering and financing arrangements.

Pacific Blue Energy Corp. will utilize the software to verify participants in each proposed project, with a focus on ensuring their financial stability. And, it will help management analyze a greater number of potential projects in a shorter period of time - helping to fast track the development process and evaluate the potentials for strong financial returns.

Joel Franklin, the Chief Executive Officer of Pacific Blue Energy Corp., says, "This software will make our operating systems more efficient by dramatically reducing the hours spent evaluating financials and qualifying projects."

PBEC is currently using the software to review potential projects in Arizona, where the company is based and has begun its renewable energy development efforts.

"The software allows us to analyze a system from many different angles - including those involving partnering, joint ventures, renewable energy credits and all of the different aspects that go along with financial equity and debt," Franklin adds. "This will allow us to do many more projects and feel more confident about the potential results."

Among other options, the software allows the user to better determine which portions of debt and equity to take in each project, and how those decisions will affect partnerships and joint ventures. It also includes an option that will help determine how projects may affect stock prices.

"This is one of the most sophisticated programs that I have ever seen," Franklin concludes. "Among other advantages, it will help us progress more quickly as we develop our renewable energy portfolio."

About Pacific Blue Energy Corp.

Pacific Blue Energy Corp. (PBEC) is a publicly traded solar energy company that seeks to build and manage large renewable energy projects. PBEC's goal is to maximize shareholder value through select property acquisition, timely renewable energy facility construction and informed management of those projects. Headquartered in Arizona, one of the prime solar energy markets in the United States, PBEC is positioned to take advantage of technological advances that will drive the coming surge in the U.S. solar generated electricity market.

More information is available at www.PacificBlueEnergyCorp.com

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